INTANGIBLE ASSETS, NET (Details) - USD ($)	Dec. 31, 2022	Mar. 31, 2022	Mar. 31, 2021
Finite-Lived Intangible Assets, Gross	$ 1,232,857	$ 1,246,743
Less: Accumulated amortization	(413,186)	(287,192)	$ (123,675)
Total intangible assets, net	819,671	959,551	968,131
Computer Software, Intangible Asset [Member]
Finite-Lived Intangible Assets, Gross	793,195	796,042	794,548
Online Ride-Hailing Platform Services [Member]
Finite-Lived Intangible Assets, Gross	$ 439,662	$ 450,701	$ 297,258